UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 17, 2006
MEDICAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number 001-32559

Maryland (State or other jurisdiction of incorporation or organization)	20-0191742 (I. R. S. Employer Identification No.)

1000 Urban Center Drive, Suite 501 Birmingham, AL (Address of principal executive offices)	35242 (Zip Code)
Registrant’s telephone number, including area code
(205) 969-3755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 INFORMATION FOR INVESTOR MEETINGS

Item 7.01 Regulation FD Disclosure
On April 17, 2006, certain management of Medical Properties Trust, Inc. will begin meetings with investors involving information attached to this Form 8-K as Exhibit 99.1. We expect to use this information, in whole or in part and possibly with modifications, in connection with presentations and one-on-one meetings with investors, analysts and others during the second quarter of 2006. We are furnishing this information pursuant to Regulation FD. A powerpoint version of these slides is located on the investor relations portion of our web site, www.medicalpropertiestrust.com. The information in this Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
In addition to the historical information contained within, the subject matters discussed in this information may contain forward-looking statements that involve risks and uncertainties. The various risk factors are discussed in our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2005. Forward-looking statements represent the Company’s judgment as of the date of this presentation. The Company disclaims any obligation to update forward-looking material.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit
Number	Description
99.1	Information for investor meetings beginning April 17, 2006
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.
(Registrant)

By:	/s/ R. Steven Hamner

R. Steven Hamner
Executive Vice President
and Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: April 17, 2006